January 18, 2006

GREENVILLE SMALL CAP GROWTH FUND

A Series of Professionally Managed Portfolios

Supplement to
Statement of Additional Information
dated August 29, 2005

Please note that as of the date of this supplement, there has been a change in the ownership structure of Greenville Capital Management, Inc. (“GCM”), the investment advisor to the Greenville Small Cap Growth Fund (the “Fund”). Due to the change in ownership structure, the Board of Trustees has approved, on behalf of the Fund, an interim investment advisory agreement with GCM. Shareholders will be asked to approve a new investment advisory agreement at a shareholder meeting to be held within the next 150 days.

The following statement is added to the end of the first paragraph of the Fund’s Investment Advisor section of the Statement of Additional Information:

Mr. Robert Strauss, co-Portfolio Manager of the Fund, owns over 25% of GCM.

Please retain this Supplement with your Statement of Additional Information.
The date of this Supplement is January 18, 2006